Exhibit 99.1

INTERCONTINENTAL EXCHANGE ANNOUNCES CLOSING OF EURONEXT INITIAL PUBLIC OFFERING

ATLANTA--(BUSINESS WIRE) - June 24, 2014 - Intercontinental Exchange (NYSE:ICE), the leading global network of exchanges and clearing houses, announced the closing of the initial public offering (IPO) of the ordinary shares of Euronext N.V., the pan-European exchange group. Euronext’s ordinary shares are listed under the symbol “ENX” on Euronext Paris, Euronext Amsterdam and Euronext Brussels and commenced trading on June 20, 2014.

ICE, through a wholly-owned subsidiary, sold 42,248,881 ordinary shares of Euronext in the IPO at €20 per share, 23,352,000 ordinary shares of Euronext to a group of European institutional investors that will replace ICE as reference shareholders at €19.20 per share and 188,296 ordinary shares of Euronext to eligible Euronext employees at €16 per share. ICE has granted the underwriters an over-allotment option of up to 4,210,823 ordinary shares of Euronext, which can be exercised for 30 days after the first trade date. Therefore, ICE may continue to hold up to 4,210,823 of the 70,000,000 total issued and outstanding ordinary shares of Euronext if the over-allotment option is not exercised in full. Any shares that are continued to be held by ICE will be subject to a 180-day lockup period. If the over-allotment is exercised in full, the IPO and reference shareholder transaction will represent 100% of the total issued ordinary share capital of Euronext.

Upon the settlement of the IPO transaction, ICE will receive approximately €1.4 billion in cash proceeds, including net cash from Euronext as part of the separation of the business, and excluding the over-allotment option of 4.2 million shares, and net of the share price discounts offered to employees and the reference shareholder group, as well as ICE’s estimated transaction fees.

Jeffrey C. Sprecher, Chairman and CEO of Intercontinental Exchange said, “Our goal from the inception of the acquisition of NYSE Euronext was to establish Euronext as an independent exchange via a public listing. The proceeds will enable us to repay debt, invest for growth and return capital to shareholders. We are pleased to have executed on our plan and are now focused on our strategic initiatives, which include further integrating ICE and Liffe, expanding our clearing capabilities and delivering on our synergy targets.”

For the second quarter of 2014, ICE expects to include Euronext results in discontinued operations and expects to report operating earnings per share (EPS) excluding discontinued operations. ICE also expects to provide GAAP EPS including discontinued operations.

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is the leading network of regulated exchanges and clearing houses for financial and commodity markets. ICE delivers transparent, reliable and accessible data, technology and risk management services to markets around the world through its portfolio of exchanges, including the New York Stock Exchange, ICE Futures and LIFFE.

Trademarks of ICE and/or its affiliates include IntercontinentalExchange, ICE, ICE block design, NYSE Euronext, NYSE, New York Stock Exchange and LIFFE. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at https://www.theice.com/terms.jhtml and http://www.nyx.com/terms-use.

Disclaimer

This document is an announcement and not a prospectus for the purposes of applicable measures implementing Directive 2003/71/EC (and amendments thereto, including European Directive 2010/73/EU, to the extent implemented in the relevant Member State (the “Prospectus Directive”)), and as such does not constitute an offer to sell or the solicitation of an offer to purchase securities. A prospectus prepared pursuant to the Prospectus Directive was approved by the AFM on 6 June 2014 and is available on the AFM’s website (www.afm.nl) and on the Company’s website (www.euronext.com/ipo). Any offer of securities to the public that may be deemed to be made pursuant to this communication in any Member State (other than Belgium, France, the Netherlands and Portugal) that has implemented the Prospectus Directive (together with any applicable implementing measures in any Member State) is addressed solely to qualified investors (within the meaning of Article 2(1)(e) of the Prospectus Directive) in that Member State.

This announcement does not constitute or form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for any shares or any other securities, nor shall it (or any part of it) or the fact of its distribution form the basis of, or be relied on in connection with, any contract therefor. The IPO and the distribution of this announcement and other information in connection with the IPO in certain jurisdictions may be restricted by law and persons into whose possession this announcement or any document or other information referred to herein comes should inform themselves about, and observe, any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction.

This communication is directed only at (i) persons who are outside the United Kingdom or (ii) persons who have professional experience in matters relating to investments falling within Article 19(1) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) and (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2) of the Order (all such persons together being referred to as “relevant persons”). Any investment activity to which this communication relates will only be available to and will only be engaged in with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Neither this announcement, nor any copy of it may be taken, transmitted or distributed, directly or indirectly, into Canada, Australia or Japan or to any persons in any of those jurisdictions or any other jurisdictions where to do so would constitute a violation of the relevant laws of such jurisdiction. The securities referred to herein have not been and will not be qualified under the applicable securities laws of Canada or Japan and, subject to certain exceptions, may not be offered or sold within Canada, Australia or Japan or to any national, resident or citizen of Canada, Australia or Japan.

This announcement does not constitute an offer for sale of, or a solicitation of an offer to purchase or subscribe for, any securities in the United States. No securities of the Company have been, or will be, registered under the Securities Act, and the securities referred to herein may not be offered or sold in the United States absent an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable securities laws of any state or other jurisdiction of the United States. There will be no public offering of the securities in the United States.

This announcement does not constitute a recommendation concerning the IPO or the ordinary shares of the Company. The price and value of securities can go down as well as up. Past performance is not a guide to future performance. Information in this announcement or any of the documents relating to the IPO cannot be relied upon as a guide to future performance. Potential investors should consult a professional advisor as to the suitability of the IPO for the person concerned.

Forward-Looking Statements

This announcement may include forward-looking statements, which are based on the Company’s current expectations and projections about future events and speak only as of the date hereof. By their nature, forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors because they relate to events and depend on circumstances that will occur in the future whether or not outside the control of the Company. Such factors may cause actual results, performance or developments to differ materially from those expressed or implied by such forward-looking statements. Accordingly, no undue reliance should be placed on any forward-looking statements. The Company operates in a rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor to assess the impact that these factors will have on the Company. Important factors that could cause actual results to differ materially from those indicated by such forward looking statements include, without limitation, the following: (i) risks related to the establishment of the Company as an independent and publicly-traded company; (ii) the Company’s dependence on trading volumes; (iii) the impact of current and future legislation and regulatory changes; (iv) the Company’s competitive environment; (v) global economic conditions and economic conditions in Europe in particular; (vi) the concentration of the Company’s business in Europe; (vii) the Company’s ability to keep up with rapid technological change; (viii) the Company’s dependence on third parties to provide certain products and services; (ix) the risk of insufficient systems capacity and system failures and the vulnerability of the Company’s networks to security risks; (x) failure to protect the Company’s intellectual property rights or infringements of those of third parties; (xi) the impact of litigation; and (xii) strategic transactions that the Company undertakes may fail to deliver anticipated benefits. Forward-looking statements speak only as at the date at which they are made and the Company undertakes no obligation to update these forward-looking statements. The proposed IPO of the Company is subject to market conditions and there can be no assurance that the proposed IPO of the Company will be completed. The Company’s expectations in relation to dividends and distributable reserves are subject to numerous risks and uncertainties, which may be beyond its control.

Each of Intercontinental Exchange, Inc. and Euronext N.V. expressly disclaims any obligation or undertaking to update, review or revise any forward-looking statements contained in this announcement to reflect any change in its expectations or any change in events, conditions or circumstances on which such statements are based unless required to do so by applicable law.

ICE Media Contacts:

Claire Miller

44 20 7065 7745

claire.miller@theice.com

Brookly McLaughlin

1 312 836 6728

brookly.mclaughlin@theice.com

ICE Investor Contact:

Kelly Loeffler, SVP, Corp. Comm, Marketing and Investor Relations

1 770 857 4726

kelly.loeffler@theice.com